Exhibit 10.8

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of December 1, 2011 in Beijing, China:

(1)           Beijing Chengshi Wanglin Information Technology Co., Ltd. (“Lender”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing, PRC;

(2)           Jinbo Yao (“Borrower”), a citizen of China with Chinese Identification No.:            .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.              As of the date hereof, Borrower holds 34.79% of equity interests in Beijing 58 Information Technology Co., Ltd. (“Borrower Company”). All of the equity interest now held and hereafter acquired by Borrower in Borrower Company shall be referred to as Borrower Equity Interest;

2.              Lender confirms that it agrees to provide Borrower with and Borrow confirms that he/she has received a loan which equals to RMB3,402,000 to be used for the purposes set forth under this Agreement.

After friendly consultation, the Parties agree as follows:

1                     Loan

1.1                     In accordance with the terms and conditions of this Agreement, Lender and Borrower hereby acknowledge that Borrower has obtained from Lender a loan in the amount of RMB3,402,000 (the “Loan”). The term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                    30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                    Borrower’s death, lack or limitation of civil capacity;

1.1.3                    Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                    Borrower engages in criminal act or is involved in criminal activities;

1.1.5                    According to the applicable laws of China, foreign investors are permitted to invest in the Principle Business that is currently conducted by Borrower Company in China with a controlling stake and/or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Amended and Restated Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                     The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                     Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to increase the registered capital of Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                     Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and shall at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5                     Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6                     Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes Lender or a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

1.7                     When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), in the event that the transfer price of such equity interest equals or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by Borrower to Lender.

2                     Representations and Warranties

2.1                     Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

2.1.1                    Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2                    Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3                    This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

2.2                     Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

2.2.1                    Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2                    This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.3                    There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

3                     Borrower’s Covenants

3.1                     As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

3.1.1                    to strictly abide by the provisions of the Exclusive Option Agreement and the Amended and Restated Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation

Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and Exclusive Business Cooperation Agreement.

3.1.2                    at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

3.1.3                    to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

3.1.4                    to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

3.1.5                    at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

3.2                     Borrower covenants that during the term of this Agreement, he shall:

3.2.1                    endeavor to keep Borrower Company to engage in its Principle Businesses;

3.2.2                    abide by the provisions of this Agreement, the Power of Attorney, the Amended and Restated Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

3.2.3                    not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Interest Pledge Agreement;

3.2.4                 cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

3.2.5                    cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of

Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

3.2.6                    immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.7                    to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8                    without the prior written consent of Lender, refrain from any action /omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.9                    appoint any designee of Lender as director of Borrower Company, at the request of Lender;

3.2.10             to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.11             to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.12             in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

3.2.13             without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4                     Liability for Default

4.1                     If Borrower conducts any material breach of any term of this Agreement, Lender shall have right to terminate this Agreement and require the Borrower to compensate all damages; this Section 4.1 shall not prejudice any other rights of Lender herein.

4.2                     If Lender conducts any breach of any term of this Agreement, Borrower shall not terminate this Agreement in any event unless otherwise required by applicable laws.

4.3                     In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5                     Notices

5.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1           Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

5.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2                     For the purpose of notices, the addresses of the Parties are as follows:

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.
Address:	No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing
Attn:	Jinbo Yao
Phone:	+8610 64435588-8888
Facsimile:	+8610-64459926

Borrower:	Jinbo Yao
Address:	D701, Rome Garden, Hui Xin West Street, Chaoyang District, Beijing
Phone:	+8610 64435588-8888
Facsimile:	+8610-64459926

5.3                     Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

6                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

7                     Governing Law and Resolution of Disputes

7.1           The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2           In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3           Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8                     Miscellaneous

8.1           This Agreement should become effective upon execution by the Parties , and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2           This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall apply.

8.3           This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4           In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5           The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

8.6           Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.6 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.

By:	/s/ Jinbo Yao and company seal
Name:	Jinbo Yao
Title:	Legal Representative

Borrower:	Jinbo Yao

By:	/s/ Jinbo Yao

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of June 1, 2013 in Beijing, China:

(1)         Beijing Chengshi Wanglin Information Technology Co., Ltd. (“Lender”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing, PRC;

(2)            Lianqing Zhang (“Borrower”), a citizen of China with Chinese Identification No.:           .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.              As of the date hereof, Borrower holds 39.82% of equity interests in Beijing 58 Information Technology Co., Ltd. (“Borrower Company”). All of the equity interest now held and hereafter acquired by Borrower in Borrower Company shall be referred to as Borrower Equity Interest;

2.              On December 1, 2011, Mingke He, a citizen of China with Chinese Identification No.            , and the Lender executed a loan agreement (the “Original Loan Agreement”).

3.              On June 1, 2013, Mingke He, the Lender and the Borrower executed a frame agreement (the “Frame Agreement”), according to which, Mingke He, the Lender and the Borrower acknowledge that Mingke He shall transfer all debts owed to the Borrower to the Lender.

After friendly consultation, the Parties agree as follows:

1                     Loan

1.1                     In accordance with the terms and conditions of this Agreement, Lender and Borrower hereby acknowledge that Borrower has obtained from Lender a loan in the amount of RMB3,583,800 (the “Loan”). The term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                    30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                    Borrower’s death, lack or limitation of civil capacity;

1.1.3                    Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                    Borrower engages in criminal act or is involved in criminal activities;

1.1.5                    According to the applicable laws of China, foreign investors are permitted to invest in the Principle Business that is currently conducted by Borrower Company in China with a controlling stake and/or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Amended and Restated Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                     The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                     Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to increase the registered capital of Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                     Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and shall at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5                     Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6                     Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes Lender or a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

1.7                     When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), in the event that the transfer price of such equity interest equals or is lower than the principal of the Loan under this

Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by Borrower to Lender.

2                     Representations and Warranties

2.1                     Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

2.1.1                    Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2                    Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3                    This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

2.2                     Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

2.2.1                    Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2                    This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.3                    There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

3                     Borrower’s Covenants

3.1                     As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

3.1.1                    to strictly abide by the provisions of the Exclusive Option Agreement and the Amended and Restated Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and Exclusive Business Cooperation Agreement.

3.1.2                    at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

3.1.3                    to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

3.1.4                    to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

3.1.5                    at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

3.2                     Borrower covenants that during the term of this Agreement, he shall:

3.2.1                    endeavor to keep Borrower Company to engage in its Principle Businesses;

3.2.2                    abide by the provisions of this Agreement, the Power of Attorney, the Amended and Restated Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

3.2.3                    not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Interest Pledge Agreement;

3.2.4                 cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

3.2.5                    cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

3.2.6                    immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.7                    to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8                    without the prior written consent of Lender, refrain from any action /omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.9                    appoint any designee of Lender as director of Borrower Company, at the request of Lender;

3.2.10             to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.11             to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.12             in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

3.2.13             without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4                     Liability for Default

4.1                     If Borrower conducts any material breach of any term of this Agreement, Lender shall have right to terminate this Agreement and require the Borrower to compensate all damages; this Section 4.1 shall not prejudice any other rights of Lender herein.

4.2                     If Lender conducts any breach of any term of this Agreement, Borrower shall not terminate this Agreement in any event unless otherwise required by applicable laws.

4.3                     In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5                     Notices

5.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

5.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2                   For the purpose of notices, the addresses of the Parties are as follows:

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.
Address:	No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing
Attn:	Jinbo Yao
Phone:	+8610 64435588-8888
Facsimile:	+8610 64459926

Borrower:	Lianqing Zhang
Address:	No. 187, Anwai Street, Dongcheng District, Beijing
Phone:	+8610 65630314
Facsimile:	+8610 65630202

5.3                         Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

6                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

7                     Governing Law and Resolution of Disputes

7.1           The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2           In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3           Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8                     Miscellaneous

8.1           This Agreement should become effective upon execution by the Parties , and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2           This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall apply.

8.3           This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4           In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5           The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

8.6           Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.6 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.

By:	/s/ Jinbo Yao and company seal
Name:	Jinbo Yao
Title:	Legal Representative

Borrower:	Lianqing Zhang

By:	/s/ Lianqing Zhang

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of December 1, 2011 in Beijing, China:

(1)         Beijing Chengshi Wanglin Information Technology Co., Ltd. (“Lender”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing, PRC;

(2)           Jianbo Su (“Borrower”), a citizen of China with Chinese Identification No.:            .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.              As of the date hereof, Borrower holds 9.04% of equity interests in Beijing 58 Information Technology Co., Ltd. (“Borrower Company”). All of the equity interest now held and hereafter acquired by Borrower in Borrower Company shall be referred to as Borrower Equity Interest;

2.              Lender confirms that it agrees to provide Borrower with and Borrow confirms that he/she has received a loan which equals to RMB813,600 to be used for the purposes set forth under this Agreement.

After friendly consultation, the Parties agree as follows:

1                     Loan

1.1                     In accordance with the terms and conditions of this Agreement, Lender and Borrower hereby acknowledge that Borrower has obtained from Lender a loan in the amount of RMB813,600 (the “Loan”). The term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                    30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                    Borrower’s death, lack or limitation of civil capacity;

1.1.3                    Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                    Borrower engages in criminal act or is involved in criminal activities;

1.1.5                    According to the applicable laws of China, foreign investors are permitted to invest in the Principle Business that is currently conducted by Borrower Company in China with a controlling stake and/or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Amended and Restated Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                     The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                     Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to increase the registered capital of Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                     Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and shall at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5                     Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6                     Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes Lender or a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

1.7                     When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), in the event that the transfer price of such equity interest equals or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by Borrower to Lender.

2                     Representations and Warranties

2.1                     Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

2.1.1                    Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2                    Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3                    This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

2.2                     Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

2.2.1                    Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2                    This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.3                    There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

3                     Borrower’s Covenants

3.1                     As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

3.1.1                    to strictly abide by the provisions of the Exclusive Option Agreement and the Amended and Restated Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and Exclusive Business Cooperation Agreement.

3.1.2                    at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

3.1.3                    to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

3.1.4                    to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

3.1.5                    at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

3.2                     Borrower covenants that during the term of this Agreement, he shall:

3.2.1                    endeavor to keep Borrower Company to engage in its Principle Businesses;

3.2.2                    abide by the provisions of this Agreement, the Power of Attorney, the Amended and Restated Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

3.2.3                    not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Interest Pledge Agreement;

3.2.4                 cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

3.2.5                    cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

3.2.6                    immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.7                    to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8                    without the prior written consent of Lender, refrain from any action /omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.9                    appoint any designee of Lender as director of Borrower Company, at the request of Lender;

3.2.10             to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.11             to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.12             in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

3.2.13             without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4                     Liability for Default

4.1                     If Borrower conducts any material breach of any term of this Agreement, Lender shall have right to terminate this Agreement and require the Borrower to compensate all damages; this Section 4.1 shall not prejudice any other rights of Lender herein.

4.2                     If Lender conducts any breach of any term of this Agreement, Borrower shall not terminate this Agreement in any event unless otherwise required by applicable laws.

4.3                     In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5                     Notices

5.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1           Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

5.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2                     For the purpose of notices, the addresses of the Parties are as follows:

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.
Address:	No.6 Building, Yi 108, Beiyuan Road, Chaoyang District, Beijing
Attn:	Jinbo Yao
Phone:	+8610 64435588-8888
Facsimile:	+8610-64459926

Borrower:	Jianbo Su
Address:	Room1001, Unit 1, Building 8, Lecheng Guoji, 76 Bai Zi Wan Er Road, Chaoyang District, Beijing
Phone:	+8610 64435588-8888
Facsimile:	+8610-64459926

5.3                     Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

6                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

7                     Governing Law and Resolution of Disputes

7.1           The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2           In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3           Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8                     Miscellaneous

8.1           This Agreement should become effective upon execution by the Parties , and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2           This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall apply.

8.3           This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4           In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5           The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

8.6           Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.6 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

Lender:	Beijing Chengshi Wanglin Information Technology Co., Ltd.

By:	/s/ Jinbo Yao and company seal
Name:	Jinbo Yao
Title:	Legal Representative

Borrower:	Jianbo Su

By:	/s/ Jianbo Su